UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2015

TherapeuticsMD, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-00100	87-0233535
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6800 Broken Sound Parkway NW, Third Floor Boca Raton, FL 33487
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (561) 961-1900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 4.01.

Changes in Registrant's Certifying Accountant.

On March 25, 2015, the Audit Committee of the Board of Directors of TherapeuticsMD, Inc., a Nevada corporation (the “Company”), unanimously voted to dismiss Rosenberg Rich Baker Berman & Company (“RRBB”) as the Company’s independent registered public accounting firm, and to engage Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm for the 2015 fiscal year. The Company notified RRBB of its dismissal on March 26, 2015 and engaged GT effective March 30, 2015.

RRBB’s reports on the Company’s financial statements for each of the fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended December 31, 2014 and December 31, 2013, and through the date of dismissal, there were no disagreements with RRBB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of RRBB, would have caused RRBB to make reference to the subject matter of the disagreement in connection with its report.

During the fiscal years ended December 31, 2014 and December 31, 2013 and the subsequent period through the date of dismissal, there have been no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”).

During the fiscal years ended December 31, 2014 and December 31, 2013 and the subsequent period to the date of its engagement, neither the Company nor anyone acting on its behalf has consulted with GT regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that GT concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K; or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided RRBB with a copy of this Form 8-K on March 26, 2015, and requested that RRBB furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in this Item 4.01, and, if not, stating the respects in which it does not agree. The letter of RRBB addressed to the SEC is attached hereto as Exhibit No. 16.1.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit

Number

Description

16.1	Letter from Rosenberg Rich Baker Berman & Company dated March 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2015	THERAPEUTICSMD, INC.
	By:	/s/Daniel A. Cartwright
	Name:	Daniel A. Cartwright
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number

Description

16.1

Letter from Rosenberg Rich Baker Berman & Company dated March 27, 2015.